StoneRidge Funds



Prospectus dated January 1, 2002

StoneRidge Equity Fund
StoneRidge Small Cap Growth Fund
StoneRidge Bond Fund

c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana  46204
(800) 441-6978










The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





























                                TABLE OF CONTENTS



                                                                           PAGE

StoneRidge Equity Fund..........................................................

StoneRidge Small Cap Growth Fund................................................

StoneRidge Bond Fund............................................................

Fees and Expenses of the Funds..................................................

How To Buy Shares...............................................................

How To Redeem Shares............................................................

Determination of Net Asset Value................................................

Dividends, Distributions and Taxes..............................................

Management of the Fund..........................................................

Financial Highlights............................................................

Privacy Policy..................................................................

For More Information............................................................

                                        1
STONERIDGE EQUITY FUND

Investment Objective
      The investment objective of the StoneRidge Equity Fund is capital appreciation over the long term.

Principal Strategies
      The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations of $2 billion or more) that the Fund's adviser believes will outperform other stocks. In making stock selections, the adviser first uses a proprietary computer ranking system which focuses on earnings, the adviser's assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the adviser then examines fundamental characteristics (such as industry conditions and outlook, market position and management's ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. The Fund will normally invest at least 65% of its assets in equity securities of U.S. companies.

      The Fund may sell a stock if the adviser believes the company's prospects have declined, if the adviser learns negative information about the company's underlying fundamentals, or to rebalance the composition of the Fund's portfolio.

Principal Risks of Investing in the Fund

o Company risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Volatility risk. Common stocks tend to be more volatile than other investment choices.

o Portfolio turnover risk. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?
      The Fund may be a suitable investment for:
o long term investors seeking a Fund with a total return investment strategy
o investors willing to accept price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments

How the Fund Has Performed

      The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the returns of the Fund since inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

(Total Return as of December 31)

                        [OBJECT OMITTED]


         During the period shown, the highest return for a quarter was 10.73% (4th quarter, 2001); and the lowest return was -23.35% (3rd quarter, 2001).

Average Annual Total Returns for the periods ended 12/31/01:

                            One Year    Since Inception1
StoneRidge Equity Fund      -17.46%          -1.00%
S&P 500 Index               -11.96%          -3.67%

1October 1, 1999.

STONERIDGE SMALL CAP GROWTH FUND

Investment Objective
      The investment objective of the StoneRidge Small Cap Growth Fund (formerly the StoneRidge Small Cap Equity Fund) is capital growth over the long term.

Principal Strategies
      The Fund invests primarily in common stocks of small capitalization U.S. companies (those with a market capitalization between $50 million and $2 billion) that the Fund's adviser believes will outperform other stocks. In making stock selections, the adviser first uses a proprietary computer ranking system which focuses on earnings, the adviser's assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the adviser then examines fundamental characteristics (such as industry conditions and outlook, market position and management's ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. In addition, it is possible that a significant portion of the Fund's portfolio may be invested in initial public offerings (IPOs). The adviser will select IPOs based on the above-described fundamental characteristics of the companies. The Fund will normally invest at least 65% of its assets in equity securities of small capitalization U.S. companies.

      The Fund may sell a stock if the adviser believes the company's prospects have declined, if the adviser learns negative information about the company's underlying fundamentals or to rebalance the composition of the Fund's portfolio.

Principal Risks of Investing in the Fund

o Small company risk. The risks associated with investing in smaller companies include:

o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o Smaller companies may have limited markets, product lines or financial resources and may lack management depth. These factors could negatively affect the price of the stock and reduce the value of the Fund.

o IPO risk. Most IPOs involve a high degree of risk not normally associated with an investment in more seasoned companies.

o Because most IPOs involve smaller companies, the risk factors described above apply to IPOs.

o Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

o Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

o The IPO market tends to favor certain industry sectors. As a result, the Fund may invest a significant portion of its assets in those favored sectors (such as technology or communications). Companies within a sector may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector could affect the value of all stocks in the Fund's portfolio that are in that sector.

o Liquidity risk. Smaller companies are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

o Company risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Portfolio turnover risk. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?
      The Fund may be suitable for:
o long term investors seeking a fund with a growth investment strategy
o investors willing to accept price fluctuations in their investment
o investors who can tolerate the risks associated with common stock investments
o investors willing to accept the greater market price fluctuations of smaller companies

How the Fund Has Performed

      The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the returns of the Fund since inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

(Total Return as of December 31)

                                    [OBJECT OMITTED]




      During the period shown, the highest return for a quarter was 39.28% (4th quarter, 2001); and the lowest return was -34.51% (3rd quarter, 2001).

Average Annual Total Returns for the periods ended 12/31/01:

                                        One Year        Since Inception1
StoneRidge Small Cap Growth Fund         0.43%                10.08%
Russell 2000 Growth Index               -9.23%                -2.30%

1October 1, 1999.

STONERIDGE BOND FUND

Investment Objective
      The investment objective of the StoneRidge Bond Fund is income consistent with preservation of capital.

Principal Strategies
      The Fund invests primarily in a broad range of investment grade fixed income securities. These include bonds, notes, mortgage-backed securities, corporate debt, government securities, municipal securities, and short term obligations, such as commercial paper and repurchase agreements. The Fund's adviser typically selects intermediate term fixed income securities (those with maturities of three to ten years), based on the available yield at various maturity levels. The Fund will normally invest at least 65 % if its assets in fixed income securities.

Principal Risks of Investing in the Fund

o Interest rate risk. The value of your investment may decrease when interest rates rise.

o Duration risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o Credit risk. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

o Prepayment and extension risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund invests in mortgage-backed securities.

o Government risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.

o The United States Government's guarantee of ultimate payment of principal and timely payment of interest of the United States Government securities owned by a Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?
      The Fund may be a suitable investment for:
o long term investors seeking a fund with an income and capital preservation strategy
o investors seeking to diversify their holdings with bonds and other fixed income securities
o investors seeking higher potential returns than a money market fund.
o investors willing to accept price fluctuations in their investments.

How the Fund Has Performed

      The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the returns of the Fund since inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

(Total Return as of December 31)

                        [OBJECT OMITTED]


      During the period shown, the highest return for a quarter was 3.54% (4th quarter, 2000); and the lowest return was 0.17% (4th quarter, 2001).

Average Annual Total Returns for the periods ended 12/31/01:

                            One Year       Since Inception1
StoneRidge Bond Fund          7.24%             7.70%
Lehman Intermediate
Government Credit Index       9.35%             8.95%

1October 13, 1999.

General

      Each Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

      Although it is not a principal strategy, the Equity Fund may invest in initial public offerings (IPOs). The risks of investing in IPOs are described above in connection with the Small Cap Growth Fund

      The investment objective and strategies of any Fund may be changed without shareholder approval.




                         FEES AND EXPENSES OF THE FUNDS

      The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                      Small Cap
Shareholder Fees                                                Equity Fund           Growth Fund         Bond Fund
(fees paid directly from your investment)
Maximum Sales Charge (Load)                                     NONE                  NONE                NONE
      Imposed on Purchases
Maximum Deferred Sales Charge (Load)                            NONE                  NONE                NONE
Redemption Fee1                                                 2.00%                 2.00%               2.00%

                                                                                      Small Cap
Annual Fund Operating Expenses                                  Equity Fund           Growth Fund         Bond Fund
 (expenses that are deducted from Fund assets)
Management Fee                                                  0.60%                  1.00 %             0.40 %
Distribution and/or Service (12b-1) Fees                        NONE                   NONE               NONE
Other Expenses                                                  1.79%                  0.53%              0.51%
Total Annual Fund Operating Expenses                            2.39%                  1.53%              0.91%
Expense Reimbursement2                                          1.49%                  0.28%              0.26%
Net Expenses                                                    0.90%                  1.25%              0.65%

1If you redeem your shares within 30 days of purchase you will be charged a 2.00% redemption fee. However, if you redeem your shares after the 30-day period there is no redemption fee. Exceptions may be granted to shareholders at the discretion of the investment adviser.

2The Funds' adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2002 to maintain "Net Expenses" as follows: Equity Fund, 0.90 %; Small Cap Growth Fund, 1.25 %; Bond Fund, 0.65%.

Example:
-------

      This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           Equity Fund                          Small Cap Growth Fund                     Bond Fund

1 Year                     $95                                  $131                                      $68

3 Years                    $295                                 $408                                      $214

5 Years                    $512                                 $706                                      $372

10 Years                   $1137                                $1553                                     $832


                                HOW TO BUY SHARES

Initial Purchase
      The minimum initial investment in each Fund is $10,000 ($2,000 for qualified retirement accounts and medical savings accounts. The minimum initial investment in each Fund is $1,000 for shareholders participating in the continuing automatic investment plan. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

By Mail
      You may make your initial investment by following these steps:

o complete and sign the investment application form which accompanies this Prospectus;

o    draft a check made payable to the appropriate Fund;

o    mail the application and check to:

U.S. Mail:        StoneRidge Funds                            Overnight:        StoneRidge Funds
                  c/o Unified Fund Services, Inc.                               c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                                 431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                             Indianapolis, Indiana  46204

By Wire
      You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at (800) 441-6978 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: StoneRidge Funds
         D.D.A.#  821 602 935
         Account Name _________________     (write in shareholder name)
         For the Account # ______________   (write in account number)

      You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments
      You may purchase additional shares of any Fund (subject to a minimum $1,000) by mail, wire or automatic investment. Each additional mail purchase request must contain:
o your name
o the name of your account(s),
o your account number(s),
o the name of the Fund
o a check made payable to the Fund Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

      You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

      Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

      Each Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.


                              HOW TO REDEEM SHARES

      You may receive redemption payments in the form of a check or federal wire transfer. Presently there is no charge for wire redemptions; however, the Funds may charge for this service in the future. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:        StoneRidge Funds                            Overnight:        StoneRidge Funds
                  c/o Unified Fund Services, Inc.                               c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                                 431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                             Indianapolis, Indiana  46204

      "Proper form" means your request for a redemption must include:
o the Fund name and account number,
o account name(s) and address,
o the dollar amount or number of shares you wish to redeem.

      Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-441-6978 if you have questions. At the discretion of the Funds or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in a Fund by calling the transfer agent at (800) 441-6978. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Funds may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

      Early Redemption Fee - The Funds charge a redemption fee of 2.00% of the current net asset value of shares redeemed if the shares are owned 30 days or less. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they were purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time. The fee is waived for:

o an account registered as either an Individual Retirement Account or a tax-qualified retirement plan on the books of the Funds' transfer agent or on the books of certain other third parties that are authorized agents of the Funds;

o    and  shares   purchased   with   reinvested   capital   gain  or   dividend
     distributions.

      If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Funds' transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Funds to determine if the fee waiver is available. Exceptions may be granted to shareholders at the discretion of the investment adviser.

      Additional InformationAdditional InformationAdditional
InformationAdditional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (800) 441-6978. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

      Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

      The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
      The StoneRidge Equity and Small Cap Growth Funds typically distribute substantially all of their net investment income in the form of dividends to its shareholders annually. The StoneRidge Bond Fund typically declares substantially all of its net investment income as dividends to its shareholders on a monthly basis and pays such dividends monthly. Each Fund typically distributes its net long term capital gains and its net short term capital gains annually. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Funds may be eligible in part for the dividends received deduction for corporations.

Taxes
      In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

      Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUNDS

      StoneRidge Investment Partners, LLC, 7 Great Valley Parkway, Suite 290, Malvern, PA 19355, serves as investment adviser to the Funds. In this capacity, StoneRidge Investment Partners is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. StoneRidge Investment Partners, LLC was formed in 1999. For the fiscal year ended August 31, 2001, the adviser received an annual fee (based on average daily net assets) as follows: Equity Fund, 0.60 %; Small Cap Growth Fund, 1.00 %; Bond Fund, 0.40%.

      A team of investment professionals is responsible for the day-to-day management of the Bond Fund, Equity Fund and the Small Cap Growth Fund. This team is comprised of the following individuals:

Joseph E. Stocke, CFA Mr. Stocke, a managing director and co-founder of the adviser, was Chief Investment Officer and head of equity investment at Meridian Investment Company. Mr. Stocke has over 18 years of investment experience and was with Meridian from 1983 to 1999.

Philip H. Brown II, CFA Mr. Brown is a managing director and co-founder of the adviser. Mr. Brown was President of Meridian Investment Company where he also served as an equity portfolio manager. He was with Meridian from 1983 to 1999 and has over 30 years of investment experience.

Lester Rich, CFA Mr. Rich, a managing director and co-founder of the adviser, was an equity portfolio manager at Meridian Investment Company. Mr. Rich has over 18 years of investment experience and was with Meridian from 1990 until 1999.

Daniel H. Cook Mr. Cook, a managing director and co-founder of the adviser, was an equity portfolio manager at Meridian Investment Company. Mr. Cook was with Meridian from 1986 to 1999 and has over 15 years of investment experience.

Karen L. Bashore Ms. Bashore is a member of the equity portfolio management team at the advisor and served in the same capacity at Meridian Investment Company. Ms. Bashore was with Meridian from 1986 to 1999 and has over 15 years of investment experience.

David M. Killian Mr. Killian is responsible for the day-to-day management of the Bond Fund. Prior to joining the adviser in 1999, he was Vice President and fixed income portfolio manager for First Union National Bank, where he managed nearly $1 billion for individual clients. Mr. Killian joined First Union in 1993 and has 9 years of investment experience.

                              FINANCIAL HIGHLIGHTS

      The following tables are intended to help you better understand the Funds' financial performance since their inceptions. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the applicable Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

      StoneRidge Bond Fund                                                         Year           For the Period
                                                                                   Ended               Ended
                                                                                 08/31/01           8/31/00 (a)
                                                                              -------------------------------------
      Net Asset Value, beginning of period                                        $      9.98     $       10.00
                                                                              ----------------   ------------------
      Income from Investment Operations:
      Net investment income (loss)                                                       0.60              0.52
      Net realized and unrealized gain
        (loss) on investments                                                            0.48             (0.02)
                                                                              ----------------   ------------------
      Total from investment operations                                                   1.08              0.50
                                                                              ----------------   ------------------


      Less Distributions:

      From net investment income                                                       (0.59)               (0.52)
      From realized capital gains                                                       0.00                 0.00
                                                                              ----------------   ------------------
      Total distributions                                                              (0.59)               (0.52)
                                                                              ----------------   ------------------
      Net Asset Value, end of period                                              $     10.47     $          9.98
                                                                              ================   ==================
      Total Return (b)                                                                 11.16%                5.21%

      Ratios/Supplemental Data:
      Net assets, end of period (000)                                                $ 21,815     $        18,852
      Ratio of expenses to average net assets                                           0.65%             0.65%(c)
      Ratio of expenses to average net assets
        before waivers and reimbursements                                               0.91%             0.93%(c)
      Ratio of net investment income (loss)
        to average net assets                                                           5.85%             5.88%(c)
      Ratio of net investment income (loss) to average
        net assets before waivers and reimbursements                                    5.60%             5.59%(c)
      Portfolio turnover                                                               66.33%           156.53%(c)

      (a) For the period October 13, 1999 (commencement of operations) to August 31, 2000.
      (b) For period of less than a full year, total return is not annualized.
      (c) Annualized.





                                                                                                    For the
      StoneRidge Equity Fund                                                       Year             Period
                                                                                   Ended             Ended
                                                                                 08/31/01         8/31/00 (a)
                                                                              ---------------------------------
      Net Asset Value, beginning of period
                                                                               $        3.68    $        10.00
                                                                              ----------------   --------------
      Income from Investment Operations:
      Net investment income (loss)                                                      0.01              0.03
      Net realized and unrealized gain
         (loss) on investments                                                         (3.10)             3.66
                                                                              ----------------   --------------
      Total from investment operations                                                 (3.09)             3.69
                                                                              ----------------   --------------

      Less Distributions:

      From net investment income                                                       (0.03)            (0.01)
      From realized capital gains                                                      (3.08)             0.00
                                                                              ----------------   --------------

      Total distributions                                                              (3.11)            (0.01)
                                                                              ----------------   --------------

      Net Asset Value, end of period                                           $       7.48       $      13.68
                                                                              ================   ==============
      Total Return (b)                                                               (25.80)%           36.93%

      Ratios/Supplemental Data:
      Net assets, end of period (000)                                          $        4,809           $5,813
      Ratio of expenses to average net assets                                           0.90%         0.90%(c)
      Ratio of expenses to average net assets
        before waivers and reimbursements                                               2.39%         2.44%(c)
      Ratio of net investment income (loss)
        to average net assets                                                           0.10%         0.26%(c)
      Ratio of net investment income (loss) to average
        net assets before waivers and reimbursements                                  (1.38)%       (1.28)%(c)
      Portfolio turnover                                                              105.93%       139.22%(c)

(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c)  Annualized.




StoneRidge Small Cap Growth Fund (a)                                                   Year              For the Period
------------------------------------                                                   Ended                 Ended
                                                                                     08/31/01             8/31/00 (b)
                                                                                     ----------          --------------

Net Asset Value, beginning of period                                                    $17.01                  $10.00
                                                                                        ------                   ------
Income from Investment Operations:
Net investment income (loss)                                                            (0.07)                   (0.09)
Net realized and unrealized gain
  (loss) on investments                                                                 (5.57)                    7.24
                                                                                        ------                    ----
Total from investment operations                                                        (5.64)                    7.15
                                                                                        ------                    ----
Less Distributions:
From net investment income                                                               0.00                    (0.01)
From realized capital gains                                                             (5.30)                   (0.13)
                                                                                        ------                   ------
Total distributions                                                                     (5.30)                   (0.14)
                                                                                        ------                   ------

Net Asset Value, end of period                                                          $6.07                   $17.01
                                                                                        ======                  ======

Total Return (c)                                                                      (36.96)%                   71.94%

Ratios/Supplemental Data:
Net assets, end of period (000)                                                        $20,782                  $19,047
Ratio of expenses to average net assets                                                  1.25%                 1.25%(d)
Ratio of net investment income
  to average net assets                                                                  1.53%                 1.78%(d)
Ratio of expenses to average net assets
  before waivers and reimbursements                                                    (0.91)%               (0.70)%(d)
Ratio of net investment income (loss) to average
  net assets before waivers and reimbursements                                         (1.19)%               (1.23)%(d)
Portfolio turnover                                                                     146.06%               253.91%(d)

(a) Formerly  StoneRidge  Small Cap Equity Fund.
(b) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(c) For period of less than a full year, total return is not annualized.
(d) Annualized.

                                 PRIVACY POLICY

     The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

         Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

o Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              For More Information

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance results as of the Funds' latest semi-annual or annual fiscal year end.

      Call the Funds at (800) 441-6978 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http;//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



Investment Company Act #811-09541

                             AmeriPrime Advisors Trust

                               StoneRidge Equity Fund
                           StoneRidge Small Cap Growth Fund
                                StoneRidge Bond Fund

                        STATEMENT OF ADDITIONAL INFORMATION

                                   January 1, 2002

      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of AmeriPrime Advisors Trust dated January 1, 2002. A free copy of the Prospectus or annual report can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-800-441-6978.

TABLE OF CONTENTS                                                          PAGE


DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS................................................................4

INVESTMENT LIMITATIONS.........................................................8

THE INVESTMENT ADVISER........................................................10

TRUSTEES AND OFFICERS.........................................................12

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................13

DETERMINATION OF SHARE PRICE..................................................15

INVESTMENT PERFORMANCE........................................................15

CUSTODIAN.....................................................................17

FUND SERVICES.................................................................17

ACCOUNTANTS...................................................................18

DISTRIBUTOR...................................................................19

FINANCIAL STATEMENTS..........................................................19

DESCRIPTION OF THE TRUST AND THE FUND

      The StoneRidge Equity Fund, StoneRidge Small Cap Growth Fund and StoneRidge Bond Fund (each a "Fund" or collectively, the "Funds") were organized as diversified series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to each Fund is StoneRidge Investment Partners, LLC (the "Adviser"). The StoneRidge Equity Fund and the StoneRidge Small Cap Growth Fund commenced operations on October 1, 1999. The StoneRidge Bond Fund commenced operations on October 13, 1999.

      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      As of December 1, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the StoneRidge Equity Fund: First Union National Bank, 1525 West WT Harris Blvd Chg NC-1151, Charlotte, NC 28288-1151 - 70.80%; Philip H. Brown, 101 Grandview Road, Springfield, Pennsylvania 19064 - 7.30% ; and StoneRidge Investment Partners , LLC, 7 Great Valley Parkway, #290, Malvern, Pennsylvania 19355 - 5.01%.

      As of December 1, 2001, StoneRidge Equity Fund: First Union National Bank may be deemed to control the StoneRidge Equity Fund as a result of its beneficial ownership of the shares of the Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser.

      As of December 1, 2001, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of the StoneRidge Equity Fund.

      As of December 1, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the StoneRidge Small Cap Growth
Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104 - 48.55%; First Union National Bank TTEE, 1525 West Harris Boulevard, Charlotte, North Carolina - 17.34%; Saint Vincent's Medical Center Foundation, Inc., 2800 Main Street, Bridgeport, Connecticut 06606 - 8.56%; and Joseph E. Stocke, 304 Bon Court, Exton, Pennsylvania 19341 - 5.31%.

      As of December 1, 2001, Charles Schwab & Co. may be deemed to control the StoneRidge Small Cap Growth Fund as a result of its beneficial ownership of the shares of the Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser.

      As of December 1, 2001, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of the StoneRidge Small Cap Growth Fund.

      As of December 1, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the StoneRidge Bond Fund: First Union National Bank, 1525 West WT Harris Blvd Chg NC-1151, Charlotte, NC 28288-1151 - 99.58%.

      As of December 1, 2001, First Union National Bank may be deemed to control the StoneRidge Bond Fund as a result of its beneficial ownership of the shares of the Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser.

      As of December 1, 2001, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of the StoneRidge Bond Fund.

      For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

     A. Equity Securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts ("ADR's"), rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

     B. Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Growth Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     C. Municipal Securities. The Bond Fund may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Growth Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     D. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     E. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid.
Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Bond Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Bond Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Bond Fund at lower rates of return.

     F. Collateralized Mortgage Obligations (CMOs). The Bond Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

     G. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

     H. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

     (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     I. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

     J. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

     K. Foreign Securities. The Equity Fund and Small Cap Growth Fund may invest in foreign equity securities through the purchase of American Depositary Receipts. American Depositary Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Bond Fund may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. No Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

     L. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

     2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations-Fundamental" above).

     1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.   No  Fund  will  purchase  any  security  while  borrowings
(including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Funds will not purchase or sell puts, calls, options or straddles.

     5. Illiquid Investments. The Funds will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is StoneRidge Investment Partners, L.L.C., 7 Great Valley Parkway, Suite 290, Malvern, PA 19355. Joseph E. Stocke, CFA, Philip H. Brown II, Lester Rich, CFA and Daniel H. Cook are the controlling members of the Adviser.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: StoneRidge Equity Fund, 0.60%; StoneRidge Small Cap Growth Fund, 1.00%; StoneRidge Bond Fund, 0.40%. The Adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2002 to maintain each Fund's total operating expenses as follows:
Equity Fund, 0.90 %; Small Cap Growth Fund, 1.25 %; Bond Fund, 0.65%.

The following table describes the advisory fees paid to the Adviser for the last two fiscal periods.

============================================== ======================================= ========================================
                                                        Fiscal Period Ended                       Fiscal Year Ended
                    Fund                                  August 31, 2000                          August 31, 2001
---------------------------------------------- --------------------------------------- ----------------------------------------
Equity Fund1                                                  $ 27,017                                $ 30,955
---------------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Growth Fund1                                        $122,345                                $211,753
---------------------------------------------- --------------------------------------- ----------------------------------------
Bond Fund2                                                    $ 69,831                                $ 80,875
============================================== ======================================= ========================================

1  Commenced operations October 1, 1999.
2  Commenced operations October 13, 1999.

      The Adviser retains the right to use the name "StoneRidge" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "StoneRidge" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                  Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       President and Managing  Director of Unified Fund Services,  Inc., the
1725 E. Southlake Blvd.              Secretary and    Fund's  transfer  agent,  fund  accountant and  administrator,  since
Suite 200                            Trustee          October  2000.  President,  Treasurer  and  Secretary  of  AmeriPrime
Southlake, Texas  76092                               Financial Services,  Inc., a fund  administrator,  (which merged with
Year of Birth:  1958                                  Unified  Fund  Services,   Inc.)  from  1994  through  October  2000.
                                                      President, Treasurer and Secretary of AmeriPrime Financial Securities,
                                                      Inc., the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Funds and AmeriPrime Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant  Vice-President of Financial Administration of Unified Fund
1725 E. Southlake Blvd.              Chief            Services,  Inc.,  the Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August 2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing   Y2K  testing,   January  1999  to  January  2000.   Vice
                                                      President of Fund Accounting,  American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Mark W. Muller                       Trustee          Account  Manager for SCI,  Inc.,  a custom  manufacturer,  from April
5016 Cedar River Tr.                                  2000 to the  present.  Account  Manager for Clarion  Technologies,  a
Fort Worth, Texas  76137                              manufacturer of automotive,  heavy truck,  and consumer  goods,  from
Year of Birth:  1964                                  1996 to April  2000.  From 1986 to 1996,  an  engineer  for Sicor,  a telecommunication hardware company.
------------------------------------ ---------------- ----------------------------------------------------------------------
Richard J. Wright, Jr.               Trustee          Various  positions  with Texas  Instruments,  a  technology  company,
13532 N. Central Expressway                           since   1995,   including   the   following:   Program   Manager  for
MS 3800                                               Semi-Conductor   Business  Opportunity  Management  System,  1998  to
Dallas, Texas 75243                                   present;   Development  Manager  for  web-based  interface,  1999  to
Year of Birth:  1962                                  present;  Systems  Manager for  Semi-Conductor  Business  Opportunity
                                                      Management System, 1997 to 1998; Development Manager for Acquisition
                                                      Manager, 1996-1997; Operations Manager for Procurement Systems, 1994-
                                                      1997.
==================================== ================ ======================================================================

      The compensation paid to the Trustees of the Trust for the fiscal year ended August 31, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

========================== ======================= ==========================
                           Aggregate               Total Compensation
                           Compensation            from Trust (the Trust is
Name                       from Trust              not in a Fund Complex)
-------------------------- ----------------------- --------------------------
Kenneth D. Trumpfheller               0                       0
-------------------------- ----------------------- --------------------------
Mark W. Muller                     $5,500                   $5,500
-------------------------- ----------------------- --------------------------
Richard J. Wright                  $5,500                  $5,500
========================== ======================= ==========================

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Agreement. The following table describes the brokerage transactions directed to brokers during the fiscal year ended August 31, 2001 due to research services provided to the Adviser.

============================================== ======================================= ========================================
                    Fund                               Amount of Transactions                   Brokerage Commissions
---------------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------------- --------------------------------------- ----------------------------------------
Equity Fund                                                 $1,974,716                                $4,349
---------------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Growth Fund                                       $4,827,081                                $15,516
---------------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------------- --------------------------------------- ----------------------------------------
Bond Fund                                                   $17,338,390                               $12,322
============================================== ======================================= ========================================


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     While each Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. StoneRidge Investment Partners, L.L.C. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

      When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Portfolios because of the increased volume of the transaction. If the entire blocked order is not filled, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

      The following table describes the brokerage commissions paid by each Fund for the last two fiscal periods.

---------------------------------------------- --------------------------------------- ----------------------------------------
                                                        Fiscal Period Ended                       Fiscal Year Ended
                    Fund                                  August 31, 2000                          August 31, 2001
---------------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------------- --------------------------------------- ----------------------------------------
Equity Fund1                                                  $19,142                                  $18,270
---------------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Growth Fund1                                        $210,566                                 $255,994
---------------------------------------------- --------------------------------------- ----------------------------------------
---------------------------------------------- --------------------------------------- ----------------------------------------
Bond Fund2                                                    $3,726                                   $12,322
============================================== ======================================= ========================================

1  Commenced Operations October 1, 1999.
2  Commenced Operations October 13, 1999.

      The Trust, the Adviser and the Funds' distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

      Each Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(a-b/cd+1)6-1]
         Where:
         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

      Solely for the purpose of computing yield, dividend income recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The StoneRidge Bond Fund's yield for the one month period ended August 31, 2001 was 5.29%.

      Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period October 1, 1999 (commencement of operations) through August 31, 2001, and for the fiscal year ended August 31, 2001, the StoneRidge Equity Fund's average annual total returns were -25.80% and 0.85%, respectively. For the period October 1, 1999 (commencement of operations) through August 31, 2001, and for the fiscal year ended August 31, 2001, the StoneRidge Small Cap Growth Fund's average annual total returns were -37.84% and 3.53%, respectively. For the period October 13, 1999 (commencement of operations) through August 31, 2001, and for the fiscal year ended August 31, 2001, the StoneRidge Bond Fund's average annual total returns were 11.16% and 8.66%, respectively.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

      In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Firstar Bank, N.A., 425 Walnut Street M.L 6118, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

      In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million).

      Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).

      The following tables describe the fund accounting and administrative fees paid by each Fund during the last two fiscal periods. Prior to October 12, 2000, the administrative fees were paid to AmeriPrime Financial Services, Inc., which merged with Unified on that date

------------------------------------------- ----------------------------------------- -----------------------------------------
                                                        October 1, 1999
                                                  (commencement of operations)                   Fiscal Year Ended
               Equity Fund                          through August 31, 2000                       August 31, 2001
               -----------                          -----------------------                       ---------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Fund Accounting Fees                                        $11,700                                   $22,724
------------------------------------------- ----------------------------------------- -----------------------------------------
Administrative Fees                                         $17,682                                   $19,420
------------------------------------------- ----------------------------------------- -----------------------------------------
                                                        October 1, 1999
                                                  (commencement of operations)                   Fiscal Year Ended
          Small Cap Growth Fund                     through August 31, 2000                       August 31, 2001
          ---------------------                     -----------------------                       ---------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Fund Accounting Fees                                        $15,000                                   $28,635
------------------------------------------- ----------------------------------------- -----------------------------------------
Administrative Fees                                            $0                                     $16,501
------------------------------------------- ----------------------------------------- -----------------------------------------
                                                        October 13, 1999
                                                  (commencement of operations)                   Fiscal Year Ended
                Bond Fund                           through August 31, 2000                       August 31, 2001
                ---------                           -----------------------                       ---------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Fund Accounting Fees                                        $16,500                                   $26,267
------------------------------------------- ----------------------------------------- -----------------------------------------
Administrative Fees                                            $0                                     $15,579
------------------------------------------- ----------------------------------------- -----------------------------------------

ACCOUNTANTS

      The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending August 31, 2002. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

      Unified Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor"), is the exclusive agent for distribution of shares of each Funds. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of the Distributor. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Annual Report to the shareholders for the period ended August 31, 2001. The Trust will provide the Annual Report without charge upon written request or request by telephone.